
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 30, 2001

                               MAYTAG CORPORATION
          ------------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)


          Delaware                       1-655                  42-0401785
--------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                     Identification No.)


403 West Fourth Street North, Newton, Iowa                 50208
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                (Zip Code)

       Registrant's Telephone Number, Including Area Code: 641/792-7000
                                                           ------------
                                Not Applicable
      -------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Exhibits.
         --------

(c)      Exhibits:
         ---------

     The exhibits accompanying this report are listed in the accompanying
Exhibit Index.

                                       2

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MAYTAG CORPORATION


                                       By: /s/ Steven H. Wood
                                           --------------------------------
                                               Steven H. Wood
                                               Executive Vice President and
                                               Chief Financial Officer

Date: October 30, 2001


                                       3

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                                  EXHIBIT INDEX

     The following exhibits are filed herewith and are exhibits to the Registrant's Registration Statement on Form S-3, Registration No. 333-62980, as noted below:

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


               Registration No. 333-62980
Exhibit No.           Exhibit No.                         Exhibit
-----------           -----------                         -------

   1.1                    1.1                Distribution Agreement dated as of
                                             October 30, 2001 among the
                                             Registrant and the Agents named
                                             therein, relating to the
                                             Registrant's Medium-Term Notes,
                                             Series E

   4.1                    4.6                Ninth Supplemental Indenture dated
                                             as of October 30, 2001 between the
                                             Registrant and Bank One, National
                                             Association

   4.2                    4.7                Form of Fixed Rate Note relating to
                                             the Registrant's Medium-Term Notes,
                                             Series E

   4.3                    4.8                Form of Floating Rate Note relating
                                             to the Registrant's Medium-Term
                                             Notes, Series E